exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 20, 2014, relating to the financial statements and financial highlights which appear in the December 31, 2013 Annual Report to Shareholders of Western Asset Core Bond Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 21, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 20, 2014, relating to the financial statements and financial highlights which appear in the December 31, 2013 Annual Report to Shareholders of Western Asset Core Plus Bond Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 21, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 20, 2014, relating to the financial statements and financial highlights which appear in the December 31, 2013 Annual Report to Shareholders of Western Asset Total Return Unconstrained Fund (one of the funds comprising Western Asset Funds, Inc.), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 21, 2014